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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (date of earliest event reported): October 26, 2004



                                O. I. CORPORATION
             (Exact name of registrant as specified in its charter)


          Oklahoma                       0-6511                73-0728053
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)


            151 Graham Road
             P.O. Box 9010
        College Station, Texas                                  77842-9010
---------------------------------------                         ----------
(Address of principal executive office)                         (Zip Code)

                                 (979) 690-1711
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.06 MATERIAL IMPAIRMENTS.

On October 26, 2004, the Company decided to write off the remaining book value of its investment in Intelligent Ion, Inc. Series A Preferred Stock, totaling approximately $768,000, as of September 30, 2004 due to other than a temporary decline in its fair value and substantial doubt about the ability of Intelligent Ion, Inc. to produce enough returns to support its valuation.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On October 26, 2004, OI Corporation issued a press release regarding its signing a non-binding Letter of Intent to acquire substantially all the assets of Intelligent Ion, Inc. A copy of the press release is set forth as Exhibit 99.1 hereto.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

     99.1 OI Corporation Press Release dated October 26, 2004 announcing a non-binding Letter of Intent with Intelligent Ion, Inc.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           O. I. CORPORATION


Date: October 26, 2004                     By: /s/ William W. Botts
                                               --------------------------------
                                               Name:  William W. Botts
                                               Title: President/CEO

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                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION
    99.1             OI Corporation Press Release dated October 26, 2004
                     announcing a non-binding Letter of Intent with
                     Intelligent Ion, Inc.